SCHEDULE OF OTHER INCOME (EXPENSES) (Details) - USD ($)		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Accounting Policies [Abstract]
Gain from debt forgiveness		$ 34,233
Loss on dissolution of a subsidiary	[1]	(32,172)
Investment income		136,638	29,006
Others		(1,548)
Total other income		137,151	29,006
Recognized of gain or loss	[1]	$ 32,172

[1]	During the year ended December 31, 2025, the Company completed the voluntary dissolution and liquidation of its wholly-owned subsidiary, Elong Power (Zibo). As a result of the liquidation, the Company recognized a loss of $32,172, which is included in other income, net. This loss primarily represents the difference between the carrying amount of the net assets derecognized and the proceeds realized upon liquidation.